Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
______________

Supplement No. 4 dated March 14, 2017
to
Prospectus dated October 28, 2016
________________

This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated October 28, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
Distributions
On March 2, 2017, our board of directors declared a series of distributions for the months of March 2017 through May 2017. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.01772	March 3, 2017	April 3, 2017
$0.01772	March 10, 2017	April 3, 2017
$0.01772	March 17, 2017	April 3, 2017
$0.01772	March 24, 2017	April 3, 2017
$0.01772	March 31, 2017	April 3, 2017
$0.01772	April 7, 2017	May 1, 2017
$0.01772	April 13, 2017	May 1, 2017
$0.01772	April 21, 2017	May 1, 2017
$0.01772	April 28, 2017	May 1, 2017
$0.01772	May 5, 2017	May 29, 2017
$0.01772	May 12, 2017	May 29, 2017
$0.01772	May 19, 2017	May 29, 2017
$0.01772	May 26, 2017	May 29, 2017

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.

Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if our shares are sold at a price below your original investment.